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                                                                    EXHIBIT 21.1

                                SUPERVALU INC.
                                 Subsidiaries

                             As of March 15, 2000
 (All are Subsidiary Corporations 100% Owned Directly or Indirectly, Except as
                                    Noted)

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
                                                                                                   PERCENTAGE OF VOTING
                                                   JURISDICTION                                    SECURITIES OWNED BY
                                                  OF ORGANIZATION                                   IMMEDIATE PARENT
                                                  ---------------                                   ----------------
SUPERVALU INC.
 Blaine North 1996 L.L.C.                             Delaware Limited Liability Company                     70%
 Bloomington 1998 L.L.C.                              Minnesota Limited Liability Company                    40%
 Burnsville 1998 L.L.C.                               Minnesota Limited Liability Company                  77.5%
 Diamond Lake 1994 L.L.C.                             Delaware Limited Liability Company                     25%
 Fridley 1998 L.L.C.                                  Minnesota Limited Liability Company                  74.5%
 J. M. Jones Equipment Company                        Delaware                                              100%
 Keltsch Bros., Inc.                                  Indiana                                               100%
 Maplewood East 1996 L.L.C.                           Delaware Limited Liability Company                     70%
 Max Club, Inc.                                       Minnesota                                             100%
 Monticello 1998 L.L.C.                               Minnesota Limited Liability Company                    90%
 NAFTA Industries Consolidated, Inc.                  Texas                                                  51%
  NAFTA Industries, Ltd.                              Texas Limited Partnership                              51%
    International Data, LLC                           Indiana Limited Liability Company                      50%
 NC&T Supermarkets, Inc.                              Ohio                                                  100%
 Nevada Bond Investment Corp. I                       Nevada                                                100%
 Planmark Architecture of Oregon, P.C.                Oregon                                                100%
 Planmark, Inc.                                       Minnesota                                             100%
 Plymouth 1998 L.L.C.                                 Minnesota Limited Liability Company                  62.5%
 Preferred Products, Inc.                             Minnesota                                             100%
 Richfood Holdings, Inc.                              Delaware                                              100%
  FF Acquisition LLC                                  Virginia Limited Liability Company                    100%
  Market Funding, Inc.                                Delaware                                              100%
  Market Transportation Services, Inc.                Delaware                                              100%
  Penn Perishables, Inc.                              Virginia                                              100%
  Retail Licensing Corporation                        Delaware                                              100%
  GV Holdings, Inc.                                   Delaware                                              100%
      Great Valu LLC                                  Virginia Limited Liability Company                    100%
  Richfood, Inc.                                      Virginia                                              100%
     GWM Holdings, Inc.                               Virginia                                              100%
     MFFL, Inc.                                       Virginia                                              100%
     Market Brands, Inc.                              Delaware                                              100%
     Market Improvement Corporation                   Virginia                                              100%
     Market Insurance Agency, Inc.                    Virginia                                              100%
     Market Leasing Company                           Virginia                                              100%
     Maryland Retail Services, Inc.                   Virginia                                              100%
     Retail Funding Corporation, Inc.                 Virginia                                              100%
     Rich-Temps, Inc.                                 Virginia                                              100%
  Rotelle, Inc.                                       Pennsylvania                                          100%
      Penn Brands, Inc.                               Delaware                                              100%
      Rotelle Management, Inc.                        Pennsylvania                                          100%
      Spring House Leasing, Inc.                      Pennsylvania                                          100%
  Super Rite Foods, Inc.                              Delaware                                              100%
      Foodarama Incorporated                          Delaware                                              100%
          Foodarama, Inc.                             Maryland                                              100%
          Foodarama Group, Inc.                       Maryland                                              100%
          Midway Markets of Delaware,  Inc.           Delaware                                              100%
          Food-A-Rama G.U., Inc.                      Maryland                                              100%
             Oxon Run, Inc.                                                                                 100%

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
                                                                                                   PERCENTAGE OF VOTING
                                                   JURISDICTION                                    SECURITIES OWNED BY
                                                  OF ORGANIZATION                                   IMMEDIATE PARENT
                                                  ---------------                                   ----------------
      SRF Subsidiary Corporation                      Delaware                                              100%
      Richfood Procurement LLC                        Virginia Limited Liability Company                    100%
  Dart Group Corporation                              Delaware                                              100%
      Bridgeview Warehouse LLC                        Delaware Limited Liability Company                    100%
      75/th/ Avenue Headquarters LLC                  Delaware Limited Liability Company                    100%
      Cabot Morgan Real Estate Company                Delaware                                              100%
      Dart Group Financial Corporation                Delaware                                              100%
      Discount Books East, Inc.                       Delaware                                              100%
      Pennsy Warehouse Leasing Corporation            Maryland                                              100%
      Pennsy Drive Warehouses LLC                     Delaware                                              100%
      California Ontario Warehouse LLC                Delaware Limited Liability Company                    100%
      SFW Holding Corp.                               Delaware                                              100%
         Shoppers Food Warehouse Corporation          Delaware                                              100%
            RBC Corporation                           Maryland                                              100%
            SFW DC Corp.                              District of Columbia                                  100%
            SFW Investment Corporation                Delaware                                              100%
 Risk Planners Agency of Ohio, Inc.                   Ohio                                                  100%
 Risk Planners of Mississippi, Inc.                   Mississippi                                           100%
 Risk Planners of Pennsylvania, Inc.                  Pennsylvania                                          100%
 Risk Planners, Inc.                                  Minnesota                                             100%
  Risk Planners of Illinois, Inc.                     Illinois                                              100%
  Risk Planners of Montana, Inc.                      Montana                                               100%
  Risk Planners of Washington, Inc.                   Washington                                            100%
 RSI-SUPERVALU, Inc.                                  Minnesota                                             100%
 Shakopee 1997 L.L.C.                                 Delaware Limited Liability Company                     25%
 Silver Lake 1996 L.L.C.                              Delaware Limited Liability Company                     51%
 SUPERVALU Finance, Inc.                              Minnesota                                             100%
 SUPERVALU Management Corp.                           Minnesota                                             100%
 SUPERVALU Pharmacies, Inc.                           Minnesota                                             100%
 SUPERVALU Receivables, Inc.                          Delaware                                              100%
 SUPERVALU Transportation, Inc.                       Minnesota                                             100%
 SUVACO Insurance International, Ltd.                 Islands of Bermuda                                    100%
 Sweet Life Products Co., Inc.                        New York                                               75%
 Valu Ventures, Inc.                                  Minnesota                                             100%
 Valu Ventures 2, Inc.                                Minnesota                                             100%
  SUPERVALU Terre Haute Limited Partnership           Indiana Limited Partnership                           100%
 Western Dairy Distributors, Inc.                     Colorado                                              100%

 Supermarket Operators of America Inc.                Delaware                                              100%
  Advantage Logistics - Midwest, Inc.                 Delaware                                              100%
  Advantage Logistics - Southeast, Inc.               Alabama                                               100%
  Clyde Evans Markets, Inc.                           Ohio                                                  100%
  Scott's Food Stores, Inc.                           Indiana                                               100%
          SV Ventures*                                Indiana General Partnership                            50%

  SUPERVALU Holdings, Inc.                            Missouri                                              100%
       Airway Redevelopment Corporation               Missouri                                              100%
       Augsburger's, Inc.                             Indiana                                               100%
       Butson's Enterprises, Inc.                     New Hampshire                                         100%
           Butson's Enterprises of Vermont, Inc.      Vermont                                               100%
           Keatherly, Inc.                            New Hampshire                                         100%
           Peoples Market, Incorporated               New Hampshire                                         100%
           Violette's Supermarkets, Inc.              New Hampshire                                         100%
       East Main Development, Inc.                    Rhode Island                                          100%

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
                                                                                                   PERCENTAGE OF VOTING
                                                   JURISDICTION                                    SECURITIES OWNED BY
                                                  OF ORGANIZATION                                   IMMEDIATE PARENT
                                                  ---------------                                   ----------------
       GM Distributing, Inc.                          California                                            100%
       John Alden Industries, Inc.                    Rhode Island                                          100%
       Livonia Holding Company, Inc.                  Michigan                                              100%
         Foodland Distributors                        Michigan General Partnership                           50%
       Mohr Developers, Inc.                          Missouri                                              100%
       Mohr Distributors of Litchfield, Inc.          Illinois                                              100%
       Moran Foods, Inc.                              Missouri                                              100%
          Save-A-Lot Food Stores, Inc.                Missouri                                              100%
          Lot 18 Redevelopment Corp.                  Missouri                                              100%
       Rostraver Township L.L.C.                      Pennsylvania                                           85%
          Rostraver Township                          Pennsylvania Limited Partnership                        1%
       Rostraver Township                             Pennsylvania Limited Partnership                    84.15%
       Shop 'N Save Warehouse Foods, Inc.             Missouri                                              100%
          Shop `N Save St. Louis, Inc.                Missouri                                              100%
          WSI Satellite, Inc.                         Missouri                                              100%
       SUPERVALU Holdings - PA LLC                    Pennsylvania                                          100%
       SV Markets, Inc.                               Ohio                                                  100%
       SV Ventures*                                   Indiana General Partnership                            50%
       SVH Holding, Inc.                              Delaware                                              100%
          SVH Realty, Inc.                            Delaware                                              100%
       Total Insurance Marketing Enterprises, Inc.    Pennsylvania                                          100%
       Ultra Foods, Inc.                              New Jersey                                            100%
       Verona Road Associates, Inc.                   Pennsylvania                                          100%
       WC&V Supermarkets, Inc.                        Vermont                                               100%
       Wetterau Finance Co.                           Missouri                                              100%
       Wetterau Insurance Co. Ltd.                    Bermuda                                               100%

* SV Ventures is a general partnership between SUPERVALU Holdings, Inc. and Scott's Food Stores, Inc. each of which holds a 50% interest. Both general partners are direct subsidiaries of Supermarket Operators of America, Inc.

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